Exhibit 1.1
AMERICAN INTERNATIONAL GROUP, INC.
COMMON STOCK
Underwriting Agreement
May 24, 2011
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC
As representatives of the several Underwriters
named in Schedule I hereto.
Ladies and Gentlemen:
     American International Group, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Underwriting Agreement (the “Agreement”), to issue and sell to the firms named in Schedule I hereto (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), an aggregate of 100,000,000 shares of the Company’s common stock, par value $2.50 per share (the “Common Stock”), and the United States Department of the Treasury (the “Selling Shareholder”) proposes, subject to the terms and conditions stated in this Agreement, to sell to the Underwriters an aggregate of 200,000,000 shares and, at the election of the Underwriters, up to 45,000,000 additional shares of Common Stock. The aggregate of 300,000,000 shares of Common Stock to be sold by the Company and the Selling Shareholder is herein called the “Firm Securities” and the aggregate of 45,000,000 additional shares to be sold by the Selling Shareholder is herein called the “Optional Securities”. The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Securities.”
     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Selling Shareholder that:
          i. An automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”), on Form S-3 and Post-Effective Amendments No. 1 and No. 2 thereto (Registration No. 333-160645) in respect of the Securities have been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; pursuant to the Act, such registration statement and any other post-effective amendment thereto became effective on filing; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the executive officers of the Company, threatened by the Commission and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the basic prospectus relating to the Common Stock filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including the Basic Prospectus as supplemented by any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, as amended by such post-effective amendment, including all exhibits thereto and the documents incorporated by reference in the Basic Prospectus at the time such part of the registration statement became effective but excluding any Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430A or Rule 430B under the Act to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a)(i) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);
          ii. No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
          iii. For the purposes of this Agreement, the “Applicable Time” is 5:30 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses, if any, and other information listed on Schedule III hereto,

2

taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus listed on Schedule III(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each such Issuer Free Writing Prospectus listed on Schedule III(a), in each case as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
          iv. The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
          v. The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of its date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement and any amendment thereto, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus or any amendment or supplement thereto, omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (A) any Statement of Eligibility (Form T-1) under the Trust Indenture Act filed as an exhibit to the Registration Statement or (B) any statements or omissions made in reliance upon and in

3

conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Prospectus or any amendment or supplement thereto;
          vi. The Company and each of its Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) have been duly incorporated or organized and are validly existing corporations or other entities in good standing under the laws of their respective jurisdiction of incorporation or organization and have full power and authority to own their respective properties and to conduct their respective businesses as described in the Prospectus, except, in the case of any Significant Subsidiary, where the failure to be so duly incorporated or organized, validly existing, in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 1(a)(x) below);
          vii. Since the date of the latest financial statements incorporated by reference in the Prospectus as amended or supplemented there has not been (A) any material change in the capital stock (other than as occasioned by Common Stock having been issued pursuant to the Company’s employee stock option plans and equity incentive plans, upon settlement of the stock purchase contracts included in the Company’s Equity Units or in connection with the remarketing of or other transactions involving the Equity Units of the Company pursuant to the terms thereof, upon exercise of the warrants distributed to the Company’s shareholders on January 19, 2011, upon conversion, exchange or exercise of other convertible or exchangeable securities or obligations of the Company or other securities or obligations of the Company that may be settled in Common Stock and are outstanding as of the date of this Agreement, or by increase in the liquidation preference of the Company’s Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share), or (B) any material adverse change in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as an entirety, in each case, otherwise than as set forth or contemplated in such Prospectus as amended or supplemented prior to the Applicable Time (any such change described in clause (B) is referred to as a “Material Adverse Change”);
          viii. This Agreement has been duly authorized, executed and delivered by the Company;
          ix. The Securities to be sold by the Selling Shareholder have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Pricing Disclosure Package and in the Prospectus; the Securities to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Pricing Disclosure Package and in the Prospectus;
          x. The issue and sale of the Securities and the compliance by the Company with all of the provisions of this Agreement, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or

4

constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject (including, without limitation, the Master Transaction Agreement, dated as of December 8, 2010, among the Company, ALICO Holdings LLC (the “ALICO SPV”), AIA Aurora LLC (the “AIA SPV” and together with the ALICO SPV, the “SPVs”), the Federal Reserve Bank of New York (the “FRBNY”), the Selling Shareholder and the AIG Credit Facility Trust (the “Trust”); the Amended and Restated Purchase Agreement, dated as of January 14, 2011, among the Company, the Selling Shareholder and the FRBNY; the Guarantee, Pledge and Proceeds Application Agreement, dated as of January 14, 2011, among the Company, the SPVs, AIG Capital Corporation, AIG Funding, Inc. and AIG Life Holdings (International) LLC; the AIA Aurora LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the Company and the AIA SPV; the ALICO Holdings LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the Company and the ALICO SPV; the Registration Rights Agreement, dated as of January 14, 2011, between the Company and the Selling Shareholder; the Master Investment and Credit Agreement, dated as of November 25, 2008, among Maiden Lane III LLC, the FRBNY, the Company and the Bank of New York Mellon; and the Asset Purchase Agreement, dated as of December 12, 2008, among the Company, the FRBNY and a number of other parties thereto), or result in any violation of any statute or any order, rule or regulation of any court or other governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such conflicts, breaches, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as an entirety (a “Material Adverse Effect”) or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body, including without limitation the Selling Shareholder, is required by the Company for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except for the listing of the Securities on the New York Stock Exchange (the “Exchange”) and except such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the purchase and distribution of the Securities by the Underwriters;
          xi. The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form, in all material respects, with the applicable accounting requirements of the Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except for

5

any normal year-end adjustments, the adoption of new accounting principles, and as otherwise noted therein);
          xii. The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus, as of the end of the period covered by the Company’s most recent annual report filed with the Commission on Form 10-K, the Company’s internal control over financial reporting was effective and the Company was not aware of any material weaknesses in its internal control over financial reporting;
          xiii. Except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, there had been no change in the Company’s internal control over financial reporting that had materially affected, or was reasonably likely to materially affect, the Company’s internal control over financial reporting, as of the end of the period covered by the Company’s most recent periodic report filed with the Commission on Form 10-K or Form 10-Q;
          xiv. The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective as of the end of the period covered by the Company’s most recent periodic report filed with the Commission on Form 10-K or Form 10-Q, except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus;
          xv. (A) The Company represents that neither the Company nor any of its wholly-owned subsidiaries (collectively, the “Entity”) nor, to the knowledge of the Company, any director or officer of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is: (1) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or the United Nations Security Council (collectively, the “Sanctions”), or (2) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and (B) the Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (1) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (2) in any other manner

6

that will result in a violation of Sanctions by any Person participating in the offering, whether as underwriter, advisor, investor or otherwise;
          xvi. To the knowledge of the Company, the Company, its wholly-owned subsidiaries, employees, directors, executive officers and any agent acting on the Company’s or its wholly-owned subsidiaries’ behalf, have not corruptly paid, offered or promised to pay, or authorized payment of any monies or a thing of value, directly or indirectly, to any government official (including employees of government-owned or -controlled entities or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing) or any political party or party official or candidate for political office (collectively, “Proscribed Recipients”) for the purpose of obtaining or retaining business, or directing business to any Person, by (A) influencing any official act or decision of such Proscribed Recipient, (B) inducing such Proscribed Recipient to do or omit to do any act in violation of the lawful duty of such Proscribed Recipient, or to use his, her or its influence with a governmental authority to affect or influence any act or decision of such governmental authority or (C) securing any improper advantage in violation of the U.S. Foreign Corrupt Practices Act (“FCPA”) or any other applicable anti-corruption laws; and the Company and its wholly-owned subsidiaries will maintain policies and procedures designed to promote and achieve compliance with such laws;
          xvii. (A) The Company has implemented a Global Anti-Money Laundering Policy, and to the knowledge of the Company, the Company and its wholly-owned subsidiaries are in material compliance with (1) the applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and (2) the applicable anti-money laundering statutes of jurisdictions where the Company and its wholly-owned subsidiaries conduct business, including the applicable rules and regulations issued thereunder (collectively, the “Anti-Money Laundering Laws”); and (B) to the knowledge of the Company, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Company or any of its wholly-owned subsidiaries, with respect to the Anti-Money Laundering Laws, is pending or has been threatened;
          xviii. The Company and its Significant Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, neither the Company nor any of its Significant Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, in each case, except where the failure to possess the same or the modification to the same would not, individually or in the aggregate, have a Material Adverse Effect;

7

          xix. Neither the Company nor any of its Significant Subsidiaries is in violation or default of: (A) any provision of its respective organizational documents; (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clause (B) and (C) only, to the extent it would not have a Material Adverse Effect;
          xx. There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which (A) has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Registration Statement, any Preliminary Prospectus or the Prospectus or (B) is required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus and is not so described; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;
          xxi. The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Prospectus, would not be required to be registered as an “investment company” as defined in the Investment Company Act of 1940, as amended; and
          xxii. (A) (1) At the time of filing of the Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (3) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.
          (b) The Selling Shareholder represents and warrants to, and agrees with, each of the Underwriters that:
          i. The Selling Shareholder now has and at each Time of Delivery will have a security entitlement (within the meaning of Section 8-102(a)(17) of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to the Securities to be sold by it, free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that each Underwriter acquires its interest in the Securities it has purchased from the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the crediting of such Securities to the securities

8

account of such Underwriter maintained with The Depository Trust Company (“DTC”) and payment therefor by such Underwriter, as provided herein, such Underwriter will have acquired a security entitlement to such Securities, and no action based on any adverse claim may be asserted against such Underwriter with respect to such security entitlement;
          ii. The Selling Shareholder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder; and
          iii. No consent, approval or waiver is required under any instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder is bound in connection with the offering, sale or purchase by the Underwriters of any of the Securities which may be sold by the Selling Shareholder under this Agreement or the consummation by the Selling Shareholder of any of the other transactions contemplated hereby.
     2. Subject to the terms and conditions herein set forth, (a) the Company and the Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price per share of $28.855, the number of Firm Securities as set forth opposite each such Underwriter’s name in Schedule I hereto and, in the case of Firm Securities sold by the Company, under the column heading “Total Number of Firm Securities to be Purchased from the Company” or, in the case of Firm Securities sold by the Selling Shareholder, under the column heading “Total Number of Firm Securities to be Purchased from the Selling Shareholder,” and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Selling Shareholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Securities by a fraction the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.
     The Selling Shareholder hereby grants to the Underwriters the right to purchase at their election up to 45,000,000 Optional Securities, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Securities; provided that the purchase price per Optional Security shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Securities but not payable on the Optional Securities. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company and the Selling Shareholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4

9

hereof) or, unless the Representatives, the Company and the Selling Shareholder otherwise agree in writing, earlier than three or later than ten New York Business Days (as defined in Section 4 hereof) after the date of such notice; provided that such election with respect to Optional Securities to be delivered on the First Time of Delivery may be effected by a notice dated at least one New York Business Day before the First Time of Delivery.
     3. Upon the authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus. If the Underwriters elect to purchase any Optional Securities, upon the authorization by the Representatives of the release of such Optional Securities, the several Underwriters propose to offer the Optional Securities for sale upon the terms and conditions set forth in the Prospectus.
     4. The Company and the Selling Shareholder will deliver the Securities to one or more of the Representatives for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Selling Shareholder to the Representatives at least twenty-four hours in advance, by causing Wells Fargo Bank, N.A., as registrar, to register the Securities in global book entry form in the name of Cede & Co., or such other nominee as DTC may designate, and shall cause DTC to credit the Securities to the account of one or more of the Representatives at DTC designated by the Representatives upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholder. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on May 27, 2011 or such other time and date as the Representatives, the Company and the Selling Shareholder may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Securities, or such other time and date as the Representatives, the Company and the Selling Shareholder may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called a “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery.”
     The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004 (the “Closing Location”), and the Securities will be credited to the account of the Representatives at DTC, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

10

     5. (a) The Company covenants and agrees with each of the Underwriters and the Selling Shareholder:
          i. To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or supplement (other than an amendment or supplement as a result of filings by the Company under the Exchange Act and other than the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act) to the Registration Statement or the Prospectus prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act an Issuer Free Writing Prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder; between the signing of this Agreement and the last Time of Delivery, to give reasonable advance notice to the Representatives of any filings by the Company under the Exchange Act that are incorporated by reference into the Prospectus and any filings by the Company under Item 2.02 or 7.01 of Current Report on Form 8-K; between the signing of this Agreement and the last Time of Delivery, to advise the Representatives promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed (other than an amendment or supplement as a result of filings by the Company under the Exchange Act and other than the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act), and to furnish the Representatives with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission (other than an amendment or supplement as a result of filings by the Company under the Exchange Act and other than the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act), of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any

11

such prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
          ii. Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company or the Selling Shareholder shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          iii. From time to time, to furnish the Underwriters and the Selling Shareholder with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives and the Selling Shareholder may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, to notify the Representatives and the Selling Shareholder and upon the Representatives’ request to file such document and to prepare and furnish without charge to each Underwriter and the Selling Shareholder and to any dealer in securities as many copies as the Representatives and the Selling Shareholder may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
          iv. To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
          v. Except as provided hereunder, during the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of (or enter into any transaction which is designed to,

12

or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company (other than the Selling Shareholder or any subsidiaries that are not wholly-owned or majority-owned by the Company) or any person in privity with the Company or any affiliate of the Company (other than the Selling Shareholder or any subsidiaries that are not wholly-owned or majority-owned by the Company)) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any securities of the Company that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than (1) the offer and sale of Securities pursuant to this Agreement, (2) the grant of awards pursuant to the Company’s employee benefit, employee stock purchase and other similar plans, in each case, as existing on the date hereof (each, an “Employee Benefit Plan”), (3) the offering, sale, settlement or issuance of securities pursuant to any award or security issued under or pursuant to an Employee Benefit Plan or the Assurance Agreement, by the Company in favor of eligible employees, dated as of June 27, 2005, relating to certain obligations of Starr International Company, Inc., (4) the issue of shares of Common Stock or options, contracts or rights to acquire Common Stock in connection with the acquisition of a business or assets so long as the total number of shares of Common Stock issued or issuable does not exceed 3 percent of the Company’s then outstanding shares of Common Stock, (5) upon settlement of the stock purchase contacts included in the Equity Units of the Company or in connection with the remarketing of or other transactions involving the Equity Units of the Company pursuant to the terms thereof, or (6) upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement or upon the exercise of securities outstanding as of the date of this Agreement that are exerciseable into the Common Stock, including without limitation warrants of the Company), or publicly announce an intention to effect any such transaction, without the prior written consent of the Representatives;
          vi. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act; and
          vii. If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue as contemplated in the expired registration statement relating to the Securities; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.
          (b) The Selling Shareholder covenants and agrees with each of the Underwriters and the Company:
          i. That it will not prepare or have prepared on its behalf or use, distribute or refer to any free writing prospectus without the prior approval of the Representatives; and

13

          ii. Except as provided hereunder, during the Lock-Up Period, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder) directly or indirectly, including filing (or participate in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any securities of the Company that are substantially similar to the Securities, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities, or publicly announce an intention to effect any such transaction, without the prior written consent of the Representatives.
     6. (a) Each Underwriter represents to the Company and the Selling Shareholder that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) any written communication that complies with Rule 134 under the Act, (ii) any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus listed on Schedule III(a) hereto or (iii) any written communication prepared by such Underwriter and approved in writing by the Company in advance.
          (b) The Company represents to the Underwriters and the Selling Shareholder that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) any written communication permitted under subparagraph (b) above, (ii) a road show presentation prepared with the assistance of the Representatives (the “Road Show”), (iii) a press release or other announcement relating to the Securities that complies with Rule 134 or Rule 135 under the Act and that the Company issues after giving notice to the Representatives and the Selling Shareholder of its intent to issue a press release, or (iv) any written communication approved by the Representatives in advance in writing.
          (c) Any such free writing prospectus the use of which has been consented to by the Company or the Representatives, as the case may be, other than the Road Show, is listed on Schedule III(a) hereto.
          (d) The Company represents and agrees with each Underwriter and the Selling Shareholder that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, where required, and legending.
          (e) The Company agrees that if at any time following the issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will, if the Underwriters are then

14

required to deliver a prospectus under the Act in respect of sales of Securities (or, in lieu thereof, the notice referred to in Rule 173(a) under the Act), give prompt notice thereof to the Representatives and the Selling Shareholder and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.
     7. The Company covenants and agrees with the several Underwriters and the Selling Shareholder that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (b) the cost of printing, word-processing or reproducing this Agreement, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (c) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(a)(ii) hereof, including the fees and disbursements of the Underwriters’ counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (d) any filing fees incident to any required review and clearance by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (e) the cost of preparing the Securities; (f) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable in connection with such delivery, up to an amount as separately agreed; (g) the costs and expenses of the Company relating to investor presentations on the Road Show undertaken in connection with the marketing of the offering of the Securities, including, without limitation, all expenses associated with the preparation or dissemination of any electronic road show, all expenses associated with the production of road show slides and graphics, 50% of the fees and expenses (including travel and lodging expenses) of any consultants engaged in connection with the road show presentations with the prior approval of the Company, all travel and lodging expenses of the representatives and officers of the Company, and the cost of any aircraft chartered in connection with the road show; and (h) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section 7, but the Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities. In connection with clause (f) of the preceding sentence, the Underwriters agree to pay New York State stock transfer tax, and the Company agrees to reimburse the Underwriters for such stock transfer tax if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood that, except as provided in this Section 7, Section 9 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, 50% of the fees and expenses (including travel and lodging expenses) of any consultants engaged in connection with the road show presentations with the prior approval of the Company, and any advertising expenses

15

connected with any offers they may make. The provisions of this Section 7 shall not affect any agreement that the Company and the Selling Shareholder have made or may make for the sharing of such costs and expenses.
     8. The obligations of the Underwriters, as to the Securities to be delivered at each Time of Delivery, shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and, in the case of Securities to be sold by the Selling Shareholder, of the Selling Shareholder herein shall be true and correct in all material respects, at and as of such Time of Delivery (it being understood, however, that, in the case of the Second Time of Delivery, the representations and warranties in clauses (ix) and (x) of Section 1(a) shall be limited to the Optional Shares), the condition that the Company and, in the case of Securities to be sold by the Selling Shareholder, the Selling Shareholder shall have performed, in all material respects, all of their respective obligations hereunder theretofore to be performed and the following additional conditions:
          (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated by the Commission or, to the knowledge of the executive officers of the Company, shall be threatened or contemplated by the Commission; no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received by the Company; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus to the extent required by Rule 433 under the Act); and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;
          (b) Cleary Gottlieb Steen & Hamilton LLP, counsel to the Underwriters, shall have furnished to the Representatives such opinion and letter, each dated such Time of Delivery, with respect to the Registration Statement, the Pricing Disclosure Package, the Prospectus, and other related matters as the Representatives may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request to enable them to pass upon such matters;
          (c) Sullivan & Cromwell LLP, counsel for the Company, shall have furnished to the Representatives and the Selling Shareholder their opinion or opinions, dated such Time of Delivery, to the effect set forth in Schedule IV hereto (it being understood, however, that, in the case of the Second Time of Delivery, the opinion as set forth in Schedule IV hereto shall cover, in paragraph 2, only the Optional Shares);
          (d) Kathleen E. Shannon, Senior Vice President and Deputy General Counsel of the Company, shall have furnished to the Representatives and the Selling Shareholder her opinion, dated such Time of Delivery, to the effect set forth in Schedule V hereto (it being understood, however, that, in the case of the Second Time of Delivery, the opinion as set forth in Schedule V hereto shall cover, in paragraph (i), only the Optional Shares);

16

          (e) On the date of the Prospectus and at such Time of Delivery, the independent registered public accounting firm who have audited the financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus shall have furnished a letter to the Representatives and the Selling Shareholder, respectively, each dated the respective dates of delivery thereof, in a form agreed to by the Company and the Representatives or the Selling Shareholder, as the case may be, on or prior to the date hereof, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives or the Selling Shareholder, as the case may be, may reasonably request and in form and substance satisfactory to the Representatives and the Selling Shareholder;
          (f) Since the respective dates as of which information is given in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and prior to such Time of Delivery, there shall not have been any Material Adverse Change or any development involving a prospective Material Adverse Change which, in the judgment of the Representatives, materially impairs the investment quality of the Securities, otherwise than as set forth or contemplated in the Pricing Disclosure Package or the Prospectus (excluding any amendment or supplement thereto);
          (g) The Company shall have furnished or caused to be furnished to the Representatives and the Selling Shareholder a certificate of the Chief Executive Officer, the President, any Executive or Senior Vice President or any Vice President and a principal financial or accounting officer of the Company, dated such Time of Delivery, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company in this Agreement (it being understood, however, that, in the case of the Second Time of Delivery, the representations and warranties in clauses (ix) and (x) of Section 1(a) shall be limited to the Optional Shares) are true and correct, in all material respects, as of such Time of Delivery, (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to such Time of Delivery, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and (iv) since the respective dates as of which information is given in the Pricing Disclosure Package, (A) there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a)(i) hereof and (B) none of the events set forth in clause (vi) of Section 8(h) below has occurred;
          (h) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange if the effect of any such event, in the reasonable judgment of the Representatives, is to make it impracticable or inadvisable to proceed with the purchase by the Underwriters of the Securities from the Company and the Selling Shareholder; (ii) any suspension of trading imposed by a regulatory agency or similar body, including the Exchange, on any securities of the Company on any United States exchange; (iii) a material disruption in securities settlement, payment or clearance services in the City of New York shall have occurred; (iv) a general moratorium on commercial banking activities in New York declared by either Federal or New

17

York State authorities; (v) (A) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from the conditions that exist at the date hereof, or (B) any other calamity or crisis if the effect of any such event set forth in this subclause (v) in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a)(i) hereof; or (vi) any downgrading, or any written notice of any intended downgrading or of any possible change that does not indicate the direction of the possible change, in each case in the rating accorded the Company’s senior debt securities by Moody’s Investors Service, a subsidiary of Moody’s Corporation, or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., if the effect of such event in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a)(i) hereof;
          (i) The Securities to be delivered on the First Time of Delivery or Second Time of Delivery, as the case may be, at such Time of Delivery shall have been approved for listing, subject to official notice of issuance, on the Exchange; and
          (j) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each person listed on Schedule VI(a) hereto, dated on or prior to the date of the first Preliminary Prospectus, substantially in the form attached as Schedule VI(b) hereto; provided that the Company may obtain and deliver executed copies of such agreement executed by persons elected as directors of the Company for the first time at the Company’s May 11, 2011 Annual Meeting of Shareholders promptly following the first meeting of the board of directors following such Annual Meeting of Shareholders.
     9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package (or any amendment or supplement thereto), or any Issuer Free Writing Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or

18

alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein.
          (b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened

19

proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits for the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits for the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) from the sale of all Securities to be sold pursuant to this Agreement bear to the total underwriting discounts and commissions received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading relates to information supplied by the Company or its affiliates on the one hand or by such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of

20

Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.
          (e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
     10. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Securities, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the prescribed period, the Representatives notify the Company and the Selling Shareholder that the Representatives have so arranged for the purchase of such Securities, or the Company and the Selling Shareholder notify the Representatives that they have so arranged for the purchase of such Securities, the Representatives or the Company and the Selling Shareholder, as the case may be, shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.
          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-tenth of the aggregate number of the Securities, then the Company and the Selling Shareholder shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase under this Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of

21

Securities which remains unpurchased exceeds one tenth of the aggregate number of the Securities, as referred to in subsection (b) above, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement relating to such Securities (or, with respect to each Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Shareholder to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Shareholder, or any officer or director or controlling person of the Company and shall survive delivery of and payment for the Securities.
     12. If the sale of the Securities provided for herein is not consummated, or if this Agreement is terminated by the Underwriters, because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied (other than any termination pursuant to clause (i), (iii), (iv) or (v) of Section 8(h) hereof), or because of any refusal, inability or failure of parties hereto (other than the Underwriters) to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with this Agreement or the proposed purchase and sale of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Securities except as provided in Section 7 and Section 9 hereof.
     13. In all dealings hereunder, the Representatives of the Underwriters of the Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.
     14. All statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to an Underwriter, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to the Representatives at the notice address set forth in Schedule I, if to the Company shall be sufficient in all respects when delivered or sent by registered mail to 180 Maiden Lane, New York, New York 10038, Facsimile Transmission No. (212) 770-3500, Attention: General Counsel, and if to the Selling Shareholder, shall be sufficient in all respects when delivered or sent by registered mail to the United States Department of the Treasury, 1500 Pennsylvania Avenue, N.W.,

22

Washington, D.C. 20220, Attention: Chief Counsel, Office of Financial Stability, Facsimile Transmission No. (202) 927-9225.
     15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholder and, to the extent provided in Section 9 and Section 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, personal representatives, successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     16. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other, (b) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.
     17. This Agreement supersedes all prior agreements and understandings (whether written or oral) among all of the Company, the Selling Shareholder and the Underwriters with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall alter or supersede the Registration Rights Agreement, dated as of January 14, 2011, between the Company and the Selling Shareholder.
     18. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that all rights and obligations of the Selling Shareholder under this Agreement shall be governed by and construed in accordance with the federal law of the United States of America. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to its rules of conflicts of laws.
          (b) Each party to this Agreement other than the Selling Shareholder irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought only in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party other than the Selling Shareholder hereby also irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding brought in any

23

such court and any claim that any such action or proceeding has been brought in an inconvenient forum.
     19. The Company hereby confirms that neither it nor its property located in the United States is entitled to assert a defense of sovereign immunity (whether from jurisdiction, service of process or attachment) in any legal action, suit or proceeding based on this Agreement which may be instituted in any federal, state or local court in the United States.
     20. Time shall be of the essence in this Agreement.
     21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

24

     If the foregoing is in accordance with your understanding, please sign and return to us nine counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement among the Company, the Selling Shareholder and the Underwriters.

Very truly yours,

AMERICAN INTERNATIONAL GROUP, INC.

By	/s/ Brian T. Schreiber

	Name:	Brian T. Schreiber
	Title:	Executive Vice President — Treasury and
Capital Markets

THE UNITED STATES DEPARTMENT OF
THE TREASURY

As the Selling Shareholder

By	/s/ Timothy G. Massad

	Name:	Timothy G. Massad
	Title:	Acting Assistant Secretary
for Financial Stability
[Signature Page to Underwriting Agreement]

Accepted in New York, New York

MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED

By	/s/ William Egan

	Name:	William Egan
	Title:	Global Head of Financial Institutions Group

DEUTSCHE BANK SECURITIES INC.

By	/s/ Neil Abromavage

	Name:	Neil Abromavage
	Title:	Managing Director

By	/s/ Frank Windels

	Name:	Frank Windels
	Title:	Director

GOLDMAN, SACHS & CO.

By	/s/ Goldman Sachs & Co.

(Goldman, Sachs & Co.)

J.P. MORGAN SECURITIES LLC

By	/s/ Ray Craig

	Name:	Ray Craig
	Title:	Executive Director
[Signature Page to Underwriting Agreement]

SCHEDULE I

	Total Number of	Total Number of	Number of Optional
	Firm Securities to	Firm Securities to	Securities to be
	be Purchased	be Purchased	Purchased if
	from the	from the Selling	Maximum Option
Underwriter	Company	Shareholder	Exercised
Merrill Lynch, Pierce, Fenner & Smith Incorporated	13,249,999	26,500,000	5,962,500
Deutsche Bank Securities Inc.	13,249,999	26,500,000	5,962,500
Goldman, Sachs & Co.	13,249,999	26,500,000	5,962,500
J.P. Morgan Securities LLC	13,249,999	26,500,000	5,962,500
Barclays Capital Inc.	3,142,857	6,285,715	1,414,288
Citigroup Global Markets Inc.	3,142,858	6,285,714	1,414,288
Credit Suisse Securities (USA) LLC	3,142,857	6,285,715	1,414,288
Macquarie Capital (USA) Inc.	3,142,858	6,285,714	1,414,288
Morgan Stanley & Co. Incorporated	3,142,857	6,285,715	1,414,288
UBS Securities LLC	3,142,858	6,285,714	1,414,288
Wells Fargo Securities, LLC	3,142,857	6,285,715	1,414,288
BNP Paribas Securities Corp.	1,250,000	2,500,000	562,501
ICBC International Securities Limited	1,250,000	2,500,000	562,501
Nomura Securities International, Inc.	1,250,000	2,500,000	562,501
RBC Capital Markets, LLC	1,250,000	2,500,000	562,501
RBS Securities Inc.	1,250,000	2,500,000	562,501
SMBC Nikko Capital Markets Limited	1,250,000	2,500,000	562,501
Standard Chartered Securities (Hong Kong) Limited	1,250,000	2,500,000	562,501
The Williams Capital Group, L.P.	1,250,000	2,500,000	562,501
CastleOak Securities, L.P.	520,834	1,041,666	234,374
Credit Agricole Securities (USA) Inc.	520,833	1,041,667	234,374
Dowling & Partners Securities, LLC	520,834	1,041,666	234,374
Drexel Hamilton, LLC	520,833	1,041,667	234,374
E*TRADE Securities LLC	520,834	1,041,666	234,374
MMC Securities	520,833	1,041,667	234,374
HSBC Securities (USA) Inc.	520,834	1,041,666	234,374
ING Financial Markets LLC	520,833	1,041,667	234,374
Lazard Capital Markets LLC	520,834	1,041,666	234,374
Loop Capital Markets LLC	520,833	1,041,667	234,374

	Total Number of	Total Number of	Number of Optional
	Firm Securities to	Firm Securities to	Securities to be
	be Purchased	be Purchased	Purchased if
	from the	from the Selling	Maximum Option
Underwriter	Company	Shareholder	Exercised
Mizuho Securities USA Inc.	520,834	1,041,666	234,374
M.R. Beal & Company	520,833	1,041,667	234,374
Natixis Bleichroeder LLC	520,834	1,041,666	234,374
Piper Jaffray & Co.	520,833	1,041,667	234,374
PNC Capital Markets LLC	520,834	1,041,666	234,374
Samuel A. Ramirez & Company, Inc.	520,833	1,041,667	234,374
Sandler O’Neill & Partners, L.P.	520,833	1,041,667	234,374
Sanford C. Bernstein & Co., LLC	520,834	1,041,666	234,374
Santander Investment Securities Inc.	520,834	1,041,666	234,374
Scotia Capital (USA) Inc.	520,833	1,041,667	234,374
SG Americas Securities, LLC	520,834	1,041,666	234,374
Muriel Siebert & Co., Inc.	520,833	1,041,667	234,374
UniCredit Capital Markets LLC	520,834	1,041,666	234,374
Willis Securities, Inc.	520,833	1,041,667	234,374
Aladdin Capital LLC	166,667	333,333	75,000
Blaylock Robert Van, LLC	166,666	333,334	75,000
BNY Mellon Capital Markets, LLC	166,667	333,333	75,000
Cabrera Capital Markets, LLC	166,666	333,334	75,000
C.L. King & Associates, Inc.	166,667	333,333	75,000
Gardner Rich, LLC	166,666	333,334	75,000
Great Pacific Fixed Income Securities Inc.	166,667	333,333	75,000
Kaufman Bros., L.P.	166,666	333,334	75,000
Lebenthal & Co., LLC	166,667	333,333	75,000
MFR Securities, Inc.	166,666	333,334	75,000
Mischler Financial Group, Inc.	166,667	333,333	75,000
M. Ramsey King Securities, Inc.	166,666	333,334	75,000
SL Hare Capital, Inc.	166,667	333,333	75,000
Stifel, Nicolaus & Company, Incorporated	166,666	333,334	75,000
Wm Smith & Co.	166,667	333,333	75,000

Total	100,000,000	200,000,000	45,000,000

Notice Addresses of the Representatives:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Facsimile Transmission No.: (646) 855-3703
Attention: Syndicate Department,
with a copy to Equity Capital Markets — Legal
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Facsimile Transmission No.: (212) 797-9344
Attention: Equity Capital Markets Syndicate
Goldman, Sachs & Co.
200 West Street
New York, New York 10282
Toll Free No.: (866) 471-2526
Attention: Registration Department
J.P. Morgan Securities LLC
383 Madison Avenue, 4th Floor
New York, NY10179
Facsimile Transmission No.: (212) 622-8358
Attention: Equity Syndicate Desk

SCHEDULE II

		Number of Optional
		Securities to be Sold if
	Total Number of Firm	Maximum Option
	Securities to be Sold	Exercised
The Company	100,000,000	None
The Selling Shareholder	200,000,000	45,000,000

Total	300,000,000	45,000,000

II-1

SCHEDULE III
(a)	Issuer Free Writing Prospectuses:

None

(b)	Additional documents incorporated by reference:

None

(c)	Information other than the Pricing Prospectus that comprise the Pricing Disclosure Package

The initial public offering price per share for the Securities is $29.00.
     The proceeds to the Company, after deducting the underwriting discount with respect to all Firm Securities sold, is $2,856,500,000.00.

III-1

SCHEDULE IV
Form of Opinion of Sullivan & Cromwell LLP
May [27], 2011
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC,
   As Representatives of the several Underwriters
   named in Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
   One Bryant Park
      New York, New York 10036

c/o Deutsche Bank Securities Inc.
   60 Wall Street
      New York, New York 10005

c/o Goldman, Sachs & Co.
   200 West Street
      New York, New York 10282

c/o J.P. Morgan Securities LLC
   383 Madison Avenue, 4th Floor
      New York, New York 10179.
Ladies and Gentlemen:
          In connection with the several purchases today by you and the other Underwriters named in Schedule I to the Underwriting Agreement, dated May 24, 2011 (the “Underwriting Agreement”), among American International Group, Inc., a Delaware corporation (the “Company”), the United States Department of the Treasury (the “Selling Shareholder”) and you, as Representatives of the several Underwriters named therein (the “Underwriters”), of 100,000,000 shares (the “Primary Securities”) of the Company’s common stock, par value $2.50 per share (the “Common Stock”), from the Company, and of 200,000,000 shares (the “Secondary Securities” and, together with the Primary Securities, the “Securities”) of Common Stock from the Selling Shareholder, we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:
     1. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.
     2. All outstanding shares of the Company’s Common Stock, including the Securities, have been duly authorized and validly issued and are fully paid and nonassessable, and the holders of outstanding shares of the Company’s Common Stock are not entitled to any preemptive rights to subscribe for the Securities under the Amended and Restated Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware, in each case as in effect on the date hereof.
     3. The Company is not and, after giving effect to the offering and sale of the Primary Securities and the application of the proceeds thereof as described in the Prospectus relating to the Securities, would not be on the date hereof, an “investment company” as defined in the Investment Company Act of 1940, as amended.
     4. All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Covered Laws for the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement have been obtained or made.
     5. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not violate any Covered Laws, except for such violations that would not have a Material Adverse Effect (as defined in the Underwriting Agreement) or affect the validity of the Securities.
     6. The execution and delivery by the Company of the Underwriting Agreement do not, and the performance by the Company of its obligations under the Underwriting Agreement will not, (a) violate the Amended and Restated Certificate of Incorporation or the By-laws of the Company, in each case as in effect on the date hereof, or (b) result in a default under or breach of any of the agreements listed on Annex A hereto, except in the case of clause (b) for such defaults or breaches that would not have a Material Adverse Effect or affect the validity of the Securities; provided, however, that we are expressing no opinion in clause (b) of this paragraph as to compliance with any financial or accounting test, or any limitation or restriction expressed as a dollar amount, ratio or percentage.

     7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.
          The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.
          We are expressing no opinion in paragraphs (4) and (5) above, insofar as performance by the Company of its obligations under the Underwriting Agreement is concerned, as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights. Also, for purposes of the opinions in paragraphs (4) and (5) above, “Covered Laws” means the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware (including in each case the published rules or regulations thereunder) that in our experience normally are applicable to general business corporations and transactions such as those contemplated by the Underwriting Agreement; provided, however, that, for purposes of paragraph (5) above, such term does not include Federal securities laws and, for purposes of paragraphs (4) and (5) above, such term does not include state securities laws, insurance laws of any jurisdiction, antifraud laws and fraudulent transfer laws, tax laws, the Employee Retirement Income Security Act of 1974, antitrust laws or any law that is applicable to the Company, the Underwriting Agreement or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or its affiliates due to its or their status, business or assets.
          We have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the certificates for the outstanding shares of Common Stock conform to the specimen thereof examined by us and have been duly countersigned by a transfer agent and duly registered by a registrar of the Common Stock and that the Securities have been duly recorded by a transfer agent and duly registered by a registrar thereof in the direct registration system of the Company, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.
          This letter is furnished by us, as counsel to the Company, to you, as Representatives of the several Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.
Very truly yours,

Annex A
1.	Master Transaction Agreement, dated as of December 8, 2010, among the Company, ALICO Holdings LLC (the “ALICO SPV”), AIA Aurora LLC (the “AIA SPV” and together with the ALICO SPV, the “SPVs”), the Federal Reserve Bank of New York (the “FRBNY”), the Selling Shareholder and the AIG Credit Facility Trust (the “Trust”);

2.	Amended and Restated Purchase Agreement, dated as of January 14, 2011, among the Company, the Selling Shareholder and the FRBNY;

3.	Guarantee, Pledge and Proceeds Application Agreement, dated as of January 14, 2011, among the Company, the SPVs, AIG Capital Corporation, AIG Funding, Inc. and AIG Life Holdings (International) LLC;

4.	AIA Aurora LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the Company and the AIA SPV;

5.	ALICO Holdings LLC Intercompany Loan Agreement, dated as of January 14, 2011, by and between the Company and the ALICO SPV;

6.	Registration Rights Agreement, dated as of January 14, 2011, between the Company and the Selling Shareholder;

7.	Purchase Agreement, dated as of June 25, 2009, among the Company, American International Reinsurance Company, Limited and the FRBNY;

8.	Master Investment and Credit Agreement, dated as of November 25, 2008, among Maiden Lane III LLC, the FRBNY, the Company and The Bank of New York Mellon (formerly known as The Bank of New York)(“BoNY”);

9.	Asset Purchase Agreement, dated as of December 12, 2008, among American General Life Insurance Company, American General Life and Accident Insurance Company, The United States Life Insurance Company in the City of New York, AIG Life Insurance Company, American International Life Assurance Company of New York, American Life Insurance Company, AIG Annuity Insurance Company, The Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, AIG SunAmerica Life Assurance Company, AIG Securities Lending Corp., as AIG Agent, the Company, Maiden Lane II LLC, as Buyer, and the FRBNY, as Controlling Party;

10.	Indenture, dated as of July 15, 1989, from the Company to BoNY, as supplemented by the First Supplemental Indenture, dated as of May 15, 2003, the

Second Supplemental Indenture, dated as of September 30, 2005; the Third Supplemental Indenture, dated as of April 20, 2006; and the Fourth Supplemental Indenture, dated as of June 16, 2006;

11.	Junior Subordinated Debt Indenture, dated as of March 13, 2007, between the Company and BoNY, as supplemented by the First Supplemental Indenture, dated as of March 13, 2007; the Second Supplemental Indenture, dated as of March 15, 2007; the Third Supplemental Indenture, dated as of March 15, 2007; the Fourth Supplemental Indenture, dated as of June 7, 2007; the Fifth Supplemental Indenture, dated as of December 18, 2007; the Sixth Supplemental Indenture, dated as of May 16, 2008; the Seventh Supplemental Indenture, dated as of May 16, 2008; the Eighth Supplemental Indenture, dated as of May 16, 2008; the Ninth Supplemental Indenture, dated as of May 20, 2008; the Tenth Supplemental Indenture, dated as of May 22, 2008; and the Eleventh Supplemental Indenture, dated as of May 22, 2008;

12.	Senior Indenture, dated as of April 15, 1993, between the Company (as successor of SunAmerica Inc.) and JP Morgan Chase Bank (as successor to The First National Bank of Chicago);

13.	Senior Indenture, dated as of November 15, 1991, between the Company (as successor of SunAmerica Inc.) and JP Morgan Chase Bank (as successor to The First National Bank of Chicago);

14.	Indenture, dated as of November 9, 2007, among AIG Program Funding, Inc., the Company and BoNY;

15.	Indenture, dated as of June 16, 2006, among AIG Matched Funding Corp., the Company and BoNY;

16.	Letter Agreement, dated as of February 8, 2011, between the Company and the Department of the Treasury;

17.	Coordination Agreement, dated as of March 1, 2011, among ALICO SPV, the Company and MetLife, Inc.; and

18.	Letter Agreement, dated as of March 1, 2011, among the Company, the United States Department of the Treasury, AIA Aurora LLC and ALICO Holdings LLC.

Form of Letter of Sullivan & Cromwell LLP
May [27], 2011
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC,
As Representatives of the several Underwriters
named in Schedule I to the Underwriting Agreement
c/o Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
One Bryant Park
      New York, New York 10036
c/o Deutsche Bank Securities Inc.
      60 Wall Street
      New York, New York 10005

c/o Goldman, Sachs & Co.
      200 West Street
      New York, New York 10282

c/o J.P. Morgan Securities LLC
      383 Madison Avenue, 4th Floor
      New York, New York 10179.
Ladies and Gentlemen:
          This is with reference to the registration under the Securities Act of 1933, as amended (the “Act”) and offering of 100,000,000 shares (the “Primary Securities”) of American International Group, Inc.’s (the “Company”) common stock, par value $2.50 per share (the “Common Stock”), by the Company and offering of 200,000,000 shares (the “Secondary Securities” and, together with the Primary Securities, the “Securities”) of Common Stock by the United States Department of Treasury.
          The Registration Statement relating to the Securities (File No. 333-160645) was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Registration Statement was amended by a Post-Effective Amendment No. 1 and a Post-Effective Amendment No. 2 thereto (together, the “Post-Effective Amendments”), and any reference in this letter to the “Registration Statement” refers to the Registration Statement as amended by the Post-Effective Amendments. The Securities have been offered by the Prospectus, dated April 5, 2011 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement, dated May 24, 2011 (the “Prospectus Supplement”), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus, as supplemented by the Prospectus Supplement, does not necessarily contain a current description of the Company’s business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.
          As counsel to the Company, we reviewed the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the documents and information listed in Schedule A (those listed documents and information, taken together with the Basic Prospectus, being referred to herein as the “Pricing Disclosure Package”), and participated in discussions with your representatives and those of the Company, its accountants and its counsel. Between the date of the Prospectus Supplement and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company, its accountants and its counsel concerning certain matters relating to the Company and reviewed certificates of certain officers of the Company, a letter addressed to you from the Company’s accountants and an opinion addressed to you from counsel to the Company. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, the Registration Statement, as of the date of the Prospectus Supplement, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act and the applicable rules and regulations of the Commission thereunder. Also, we confirm to you that the statements contained in the Registration Statement, the Basic Prospectus and the Prospectus Supplement under the captions “Description of Common Stock” in the Basic Prospectus and “Description of Common Stock,” “Certain United States Tax Consequences to Non-U.S. Holders of Common Stock” and “Underwriting” in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities and the Underwriting Agreement relating to the Securities therein described or insofar as they relate to provisions of United States Federal tax law therein described, constitute a fair and accurate summary of such provisions in all material respects.
          Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities,

     (a) the Registration Statement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
     (b) the Pricing Disclosure Package, as of 5:30 P.M. on May 24, 2011, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
     (c) the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of the preceding paragraph has caused us to believe that the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, except to the extent specifically noted in the last sentence of the second preceding paragraph. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to management’s report of its assessment of the effectiveness of the Company’s internal control over financial reporting or the auditors’ report thereon, each as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package.
          This letter is furnished by us, as counsel to the Company, to you, as Representatives of the several Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.
Very truly yours,

Schedule A
1.	Preliminary Prospectus Supplement, dated May 11, 2011

2.	Other information that comprise the Pricing Disclosure Package:
     The initial public offering price per share for the Securities and proceeds to the Company (before expenses but after the underwriting discount with respect to the Securities) as set forth on the cover page of the Prospectus Supplement.

IV-1

SCHEDULE V
Form of Opinion of Kathleen E. Shannon
May [27], 2011
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
J.P. Morgan Securities LLC,
   As Representatives of the several Underwriters
   named in Schedule I to the Underwriting Agreement

c/o Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
   One Bryant Park
         New York, New York 10036

c/o Deutsche Bank Securities Inc.
      60 Wall Street
         New York, New York 10005

c/o Goldman, Sachs & Co.
   200 West Street
         New York, New York 10282

c/o J.P. Morgan Securities LLC
   383 Madison Avenue, 4th Floor
         New York, New York 10179.
Ladies and Gentlemen:
          I am Senior Vice President and Deputy General Counsel of American International Group, Inc., a Delaware corporation (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.
          This opinion is rendered in connection with the several purchases today by you and the other Underwriters named in Schedule I to the Underwriting Agreement, dated May 24, 2011 (the “Underwriting Agreement”), among the Company, the United States Department of the Treasury (the “Selling Shareholder”) and you, as Representatives of the several Underwriters named therein (the “Underwriters”), of

100,000,000 shares (the “Primary Securities”) of the Company’s common stock, par value $2.50 per share (the “Common Stock”), from the Company, and of 200,000,000 shares (the “Secondary Securities” and, together with the Primary Securities, the “Securities”) of Common Stock from the Selling Shareholder.
          The Registration Statement relating to the Securities (File No. 333-160645) was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Registration Statement was amended by a Post-Effective Amendment No. 1 and a Post-Effective Amendment No. 2 thereto (together, the “Post-Effective Amendments”), and any reference in this letter to the “Registration Statement” refers to the Registration Statement as amended by the Post-Effective Amendments. The Securities have been offered by the Prospectus dated April 5, 2011 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement, dated May 24, 2011 (the “Prospectus Supplement”), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus, as supplemented by the Prospectus Supplement, does not necessarily contain a current description of the Company’s business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.
          In rendering my opinion, I, as Senior Vice President and Deputy General Counsel of the Company, have examined the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the documents and information listed in Schedule A hereto (those listed documents and information, taken together with the Basic Prospectus as amended or supplemented immediately prior to the Applicable Time (as defined below) being referred to herein as the “Pricing Disclosure Package”), and I have examined such corporate records, certificates and other documents, and have reviewed such questions of law, as I have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination and review, it is my opinion that:
          (i) The Company has authorized capital stock as set forth in the Company’s Amended and Restated Certificate of Incorporation; all outstanding shares of Common Stock, including the Securities, have been duly authorized and validly issued and are fully paid and nonassessable; and the holders of outstanding shares of the Company’s Common Stock are not entitled to any preemptive rights to subscribe for the Securities under the Amended and Restated Certificate of Incorporation or By-laws of the Company or the General Corporation Law of the State of Delaware, in each case as in effect on the date hereof.
          (ii) To the best of my knowledge and information, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement or as exhibits to the documents incorporated by reference therein other than those summarized or disclosed in the Registration Statement or filed as exhibits thereto or to such documents incorporated by reference, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Basic Prospectus, as supplemented by the Prospectus Supplement, which are not disclosed and properly described therein;
          (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; the Company has corporate power and authority to own its properties and to conduct its businesses as described in the Basic Prospectus, as supplemented by the Prospectus Supplement;
          (iv) Each of the subsidiaries of the Company named on Annex I has been duly incorporated or organized and is an existing corporation in good standing under the laws of its respective jurisdiction of incorporation; and each of such subsidiaries has corporate power and authority to own its respective properties and to conduct its respective business as described in the Basic Prospectus, as supplemented by the Prospectus Supplement, except where the failure to have such power would not, individually or in the aggregate, have a Material Adverse Effect (as defined in the Underwriting Agreement);
          (v) The issue and sale of the Primary Securities by the Company, and the compliance by the Company with all of the provisions of the Underwriting Agreement, will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, or other material agreement or instrument in effect on the date hereof and known to me, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject or violate any judgment, order or decree of any court or other governmental body applicable to the Company, except for such breaches, defaults and violations that would not have a Material Adverse Effect or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the By-Laws of the Company in effect on the date hereof or in a violation of any Federal laws of the United States, the laws of the State of New York or the General Corporation Law of the State of Delaware (including in each case the published rules or regulations thereunder) that in my experience normally would be applicable to general business corporations and transactions such as those contemplated by the Underwriting Agreement; provided, however, that I am expressing no opinion in this paragraph as to the effect of Federal or state securities laws, other antifraud laws and fraudulent transfer laws, tax laws, the Employee Retirement Income Security Act of 1974, antitrust laws or any law that is applicable to the Company, the Underwriting Agreement or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or its affiliates due to its or their status, business or assets. No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Primary Securities by the Company or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement, except for such consents, approvals, authorizations, orders, registrations and qualifications required to list the

Securities on the New York Stock Exchange, such consents, approvals, authorizations, orders, registrations or qualifications the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities or such as have been obtained under the Securities Act of 1933, as amended (the “Act”) or may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the purchase and distribution of the Securities by the Underwriters, as contemplated by the Underwriting Agreement;
          (vi) Nothing which came to my attention has caused me to believe that, insofar as relevant to the offering of the Securities,
(a) the Registration Statement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
(b) the Pricing Disclosure Package, as of 5:30 P.M. on May 24, 2011 (the “Applicable Time”), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(c) the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (vii) The statements contained in the Registration Statement, the Basic Prospectus and the Prospectus Supplement, under the captions “Description of Common Stock” in the Basic Prospectus and “Description of Common Stock” and “Underwriting” in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities and the Underwriting Agreement, constitute a fair and accurate summary of such provisions in all material respects; and
          (viii) The documents incorporated by reference in the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
          In rendering the opinion in paragraph (vi), I do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement the Basic Prospectus, the Prospectus Supplement or the

Pricing Disclosure Package, except to the extent specifically noted in paragraphs (i) and (vii). Also, in rendering the opinion in paragraphs (vi) and (viii), I do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to management’s report of its assessment of the effectiveness of the Company’s internal control over financial reporting or the auditors’ report as to the Company’s internal control over financial reporting, each as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package.
          The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York, and the General Corporation Law of the State of Delaware, and only with respect to the opinion in (iv) above, the laws of the Commonwealth of Pennsylvania, the general corporation and insurance laws of the State of Arizona and the State of Texas, and I am expressing no opinion as to the effect of the laws of any other jurisdiction. In rendering the opinion in (iv) above, (i) insofar as it concerns SunAmerica Life Insurance Company, I have relied on the opinion dated May [27], 2011, of [Chris Nixon, General Counsel] of SunAmerica Life Insurance Company, (ii) insofar as it concerns The Variable Annuity Life Insurance Company, I have relied on the opinion dated May [27], 2011, of [Jim Coppedge, General Counsel] of The Variable Annuity Life Insurance Company, (iii) insofar as it concerns American General Life Insurance Company, I have relied on the opinion dated May [27], 2011, of [Kyle L. Jennings, General Counsel] of American General Life Insurance Company, and (iv) insofar as it concerns American Home Assurance Company, Commerce and Industry Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa. and Lexington Insurance Company, I have relied on the opinion dated May [27], 2011, of [Thomas J. Scherer, General Counsel of Chartis Inc.], copies of each of which [are attached hereto and] have been delivered to you pursuant to Section 8(d) of the Underwriting Agreement, and in each case my opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinions.
          I have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the certificates for the outstanding shares of Common Stock conform to the specimen thereof examined by me and have been duly countersigned by a transfer agent and duly registered by a registrar of the Common Stock and the Securities have been duly recorded by a transfer agent and duly registered by a registrar thereof in the direct registration system of the Company, and that the signatures on all documents examined by me are genuine, assumptions which I have not independently verified.
          This letter is furnished by me, as Senior Vice President and Deputy General Counsel of the Company, to you, as Representatives of the Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This opinion may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.
Very truly yours,

Schedule A
Preliminary Prospectus Supplement, dated May 11, 2011
Other information that comprise the Pricing Disclosure Package:
The initial public offering price per share for the Securities and proceeds to the Company (before expenses but after the underwriting discount with respect to the Securities) as set forth on the cover page of the Prospectus Supplement.

V-1

Annex I
American General Life Insurance Company
The Variable Annuity Life Insurance Company
SunAmerica Life Insurance Company
American Home Assurance Company
Commerce and Industry Insurance Company
National Union Fire Insurance Company of Pittsburgh, Pa.
Lexington Insurance Company

V-2

SCHEDULE VI(a)
List of Lock-Up Signatories
BOARD OF DIRECTORS
Robert S. Miller, Chairman
Robert H. Benmosche
W. Don Cornwell
John H. Fitzpatrick
Laurette T. Koellner
Donald H. Layton
Christopher S. Lynch
Arthur C. Martinez
George L. Miles, Jr.
Henry S. Miller
Suzanne Nora Johnson
Morris W. Offit
Ronald A. Rittenmeyer
Douglas M. Steenland
EXECUTIVE OFFICERS
Robert H. Benmosche
Henri Courpron
William N. Dooley
Peter D. Hancock
David L. Herzog
Ronald E. Martinez, Jr.
Kristian P. Moor
Thomas A. Russo
Brian T. Schreiber
Nicholas C. Walsh
Jay S. Wintrob
Jeffrey J. Hurd
Monika M. Machon
Sid Sankaran
Charles S. Shamieh

VI(a)-1

SCHEDULE VI(b)
Form of Lock-Up Agreement
American International Group, Inc.
Lock-Up Agreement
May 11, 2011
Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, New York 10036
Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
Goldman, Sachs & Co.
200 West Street
New York, New York 10282
J.P. Morgan Securities LLC
383 Madison Avenue, 4th Floor
New York, NY10179
     Re: American International Group, Inc. — Lock-Up Agreement
Ladies and Gentlemen:
     The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters to be named in Schedule I to such agreement (collectively, the “Underwriters”), with American International Group, Inc., a Delaware corporation (the “Company”), providing for a public offering of the Company’s common stock, par value $2.50 per share (the “Common Stock”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-160645) filed with the Securities and Exchange Commission (the “SEC”).
     In consideration of the agreement by the Underwriters to offer and sell the shares of Common Stock pursuant to the Underwriting Agreement (the “Shares”), and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period (the “Lock-up Period”) beginning from the date hereof and continuing to and including the date 120 days after the date of the final prospectus covering the public offering of the Shares, the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale, otherwise dispose of or publicly announce an intention to

VI(b)-1

effect any such transaction with respect to any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has a direct or indirect pecuniary interest within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”).
     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to result in a sale or disposition of the Undersigned’s Shares even if such shares would be disposed of by any person in privity with the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or establishment or increase of a put equivalent position or the liquidation or decrease of a call equivalent position (other than the expiration, conversion or termination, in accordance with its terms, of a call equivalent position in existence as of the date hereof) within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares. The undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering.
     Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family (as defined in Rule 16a-1(e) under the Exchange Act) of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) in any other transaction that would not be required to be reported pursuant to Section 16(a) of the Exchange Act as a result of the undersigned no longer being an executive officer or director for Section 16(a) reporting purposes, provided that no filing under Section 16(a) of the Exchange Act shall be voluntarily made during the Lock-up Period; (iv) up to 50,000 additional shares of Common Stock or (v) with the prior written consent of the Representatives on behalf of the Underwriters. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.
     This Lock-Up Agreement shall be terminated and the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Underwriting Agreement is not signed by June 15, 2011, (ii) the Underwriting Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, or (iii) the Company’s public offering of the Common Stock pursuant to a Registration Statement on Form S-3 (Registration No. 333-160645) is abandoned.
[Signature page follows]

VI(a)-2

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title

VI(a)-3